                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant / /

Filed by a Party other than the Registrant /X/

Check the appropriate box:

/ /  Preliminary Proxy Statement
/ /  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                           EUROPA CRUISES CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 JAMES C. ILLIUS
                                PAUL J. DeMATTIA
                                  JOHN R. DUBER
                                 ROGER A. SMITH
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/ No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)Title of each class of securities to which transaction applies:
(2)Aggregate number of securities to which transaction applies:
(3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)Proposed maximum aggregate value of transaction:
(5)Total fee paid:
/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)Amount Previously Paid:
(2)Form, Schedule or Registration Statement No.:
(3)Filing Party:
(4)Date Filed:

                 THE COMMITTEE OF CONCERNED EUROPA STOCKHOLDERS
                  PRESENTLY CONSISTS OF THE FOLLOWING MEMBERS,
                  WHO ARE ALL STOCKHOLDERS IN THE CORPORATION.


                        JAMES C. ILLIUS, CURRENT DIRECTOR
                     JOHN R. DUBER, CURRENT EUROPA DIRECTOR
                   PAUL J. DeMATTIA, PREVIOUS EUROPA DIRECTOR
                                 ROGER A. SMITH



These slides have been prepared in connection with the Committee's consent solicitation. The filings contain important information concerning the interests of the Committee members and other participants in the solicitation that you should read carefully. More information is available to the public free-of-charge at www.sec.gov.

                 THE COMMITTEE OF CONCERNED EUROPA STOCKHOLDERS
          James Illius, John R. Duber, Roger A. Smith, Paul J. DeMattia






                             IT IS TIME FOR CHANGE!





A Presentation by James Illius and Jim Rafferty
Diamondhead, Mississippi
May 1, 2002




THE COMMITTEE OF CONCERNED EUROPA STOCKHOLDERS PRESENTLY CONSISTS OF THE FOLLOWING MEMBERS, WHO ARE ALL STOCKHOLDERS IN THE CORPORATION. JAMES C. ILLIUS, CURRENT DIRECTOR, JOHN R. DUBER, CURRENT EUROPA DIRECTOR, PAUL J. DeMATTIA, PREVIOUS EUROPA DIRECTOR, ROGER A. SMITH
These slides have been prepared in connection with the Committee's consent solicitation. The filings contain important information concerning the interests of the Committee members and other participants in the solicitation that you should read carefully. More information is available to the public free-of-charge at www.sec.gov.

                                   JIM ILLIUS
  SINGLE LARGEST SHAREHOLDER OF EUROPA, MEMBER OF THE EUROPA BOARD SINCE 1999.


     o   The plan for tonight's program.
         o     Presentation by Jim Rafferty
         o     Questions and answers (Jim Illius and Jim Rafferty)
         o     Who to call or write with questions or comments

     o   Why I think this fight is important
         o I have asked Jim to spend a little time tonight explaining a consent solicitation process.

         o I am here because this is a great piece of property that deserves a great casino.

         o I believe that if it is a well designed and thoughtfully managed property, it can be a win-win-win-win for the community, the shareholders, the customers and the employees.

         o The job of Board of Directors is to find the right people to lead the company and I think Jim Rafferty is the right person.

                                  JIM RAFFERTY
             PROPOSED EUROPA BOARD MEMBER AND 24 YEAR CASINO VETERAN



     o    Consent Solicitation

          o A consent solicitation is the official process where stockholders of a company ask his or her fellow shareholders to remove a member of the Board and this person with someone else.

          o In this case, the COMMITTEE OF CONCERNED EUROPA STOCKHOLDERS is asking its stockholders to take Debra Vitale off the Board and replace her with Jim Rafferty.






THE COMMITTEE OF CONCERNED EUROPA STOCKHOLDERS PRESENTLY CONSISTS OF THE FOLLOWING MEMBERS, WHO ARE ALL STOCKHOLDERS IN THE CORPORATION. JAMES C. ILLIUS, CURRENT DIRECTOR, JOHN R. DUBER, CURRENT EUROPA DIRECTOR, PAUL J. DeMATTIA, PREVIOUS EUROPA DIRECTOR, ROGER A. SMITH
These slides have been prepared in connection with the Committee's consent solicitation. The filings contain important information concerning the interests of the Committee members and other participants in the solicitation that you should read carefully. More information is available to the public free-of-charge at www.sec.gov.

                                WHY JIM RAFFERTY?


     o    24 years experience in the casino/resort business

     o    Opened several big casinos including:

          o    HARRAH'S TRUMP PLAZA, Atlantic City, New Jersey
          o    SHOWBOAT, Atlantic City, New Jersey
          o    HARVEYS, Central City, Colorado
          o    HARD ROCK CASINO/HOTEL, Las Vegas, Nevada
          o    HARVEYS Hotel/Casino, Council Bluffs, Iowa

     o    "Been at the table" at big deals his entire career
          o    Labor contracts -1980 - 1988
          o    Executive Recruiting - 1988 - 1995
          o    Development and Strategic Planning - 1995 - 2001

     o    Has what it takes
          o    Honest
          o    Hard Working
          o    Experienced






THE COMMITTEE OF CONCERNED EUROPA STOCKHOLDERS PRESENTLY CONSISTS OF THE FOLLOWING MEMBERS, WHO ARE ALL STOCKHOLDERS IN THE CORPORATION. JAMES C. ILLIUS, CURRENT DIRECTOR, JOHN R. DUBER, CURRENT EUROPA DIRECTOR, PAUL J. DeMATTIA, PREVIOUS EUROPA DIRECTOR, ROGER A. SMITH
These slides have been prepared in connection with the Committee's consent solicitation. The filings contain important information concerning the interests of the Committee members and other participants in the solicitation that you should read carefully. More information is available to the public free-of-charge at www.sec.gov.

                       A VISION FOR A GREAT CASINO COMPANY


     o Casino companies, to be successful, must be responsible and responsive toward all constituents.

     o Because casinos operate in a privileged and specifically permitted environment.

     o    Relationships develop with:

          o    CUSTOMERS - based on fun and excitement

          o    SHAREHOLDERS - based on profitability and communication

          o    EMPLOYEES - based on respect and dignity

          o    COMMUNITY - based on caring and communications

          o    ENVIRONMENT - based on sustainability and conservation






THE COMMITTEE OF CONCERNED EUROPA STOCKHOLDERS PRESENTLY CONSISTS OF THE FOLLOWING MEMBERS, WHO ARE ALL STOCKHOLDERS IN THE CORPORATION. JAMES C. ILLIUS, CURRENT DIRECTOR, JOHN R. DUBER, CURRENT EUROPA DIRECTOR, PAUL J. DeMATTIA, PREVIOUS EUROPA DIRECTOR, ROGER A. SMITH
These slides have been prepared in connection with the Committee's consent solicitation. The filings contain important information concerning the interests of the Committee members and other participants in the solicitation that you should read carefully. More information is available to the public free-of-charge at www.sec.gov.

                                THE RAFFERTY PLAN
                     FOR EUROPA CRUISES DIAMONDHEAD PROPERTY


     o The master plan should be focused on the wants and needs of the customers. This information should be at the heart of developing a deluxe casino entertainment complex.


     o The Property should be managed by an experienced team that understands the complexities of developing a casino/entertainment complex with minimal impact on the environmentally sensitive Gulf Coast Region.


     o The management team needs to understand and appreciate the changing economies of the casino business in general and the specific pressures that will offset the Gulf Coast in the next few years.


     o The management should have a proven ability to obtain financing for the project in today's economic environment.




THE COMMITTEE OF CONCERNED EUROPA STOCKHOLDERS PRESENTLY CONSISTS OF THE FOLLOWING MEMBERS, WHO ARE ALL STOCKHOLDERS IN THE CORPORATION. JAMES C. ILLIUS, CURRENT DIRECTOR, JOHN R. DUBER, CURRENT EUROPA DIRECTOR, PAUL J. DeMATTIA, PREVIOUS EUROPA DIRECTOR, ROGER A. SMITH
These slides have been prepared in connection with the Committee's consent solicitation. The filings contain important information concerning the interests of the Committee members and other participants in the solicitation that you should read carefully. More information is available to the public free-of-charge at www.sec.gov.

                   COMMITTEE OF CONCERNED EUROPA STOCKHOLDERS



CONTACT FOR QUESTIONS:
---------------------
                             John Duber             440-331-0194

                             James Illius           440-331-1259

                             Jim Rafferty           603-964-5917


             Geogeson Stockholders Services (collecting proxy cards)
                           Toll Free - 1-866-318-0501
                          www.proxymaterials.com/kruz/


    THE COMMITTEE OF CONCERNED EUROPA STOCKHOLDERS PRESENTLY CONSISTS OF THE
        FOLLOWING MEMBERS, WHO ARE ALL STOCKHOLDERS IN THE CORPORATION.
   JAMES C. ILLIUS, CURRENT DIRECTOR, JOHN R. DUBER, CURRENT EUROPA DIRECTOR,
           PAUL J. DeMATTIA, PREVIOUS EUROPA DIRECTOR, ROGER A. SMITH

These slides have been prepared in connection with the Committee's consent solicitation. The filings contain important information concerning the interests of the Committee members and other participants in the solicitation that you should read carefully. More information is available to the public free-of-charge at www.sec.gov.








THE COMMITTEE OF CONCERNED EUROPA STOCKHOLDERS PRESENTLY CONSISTS OF THE FOLLOWING MEMBERS, WHO ARE ALL STOCKHOLDERS IN THE CORPORATION. JAMES C. ILLIUS, CURRENT DIRECTOR, JOHN R. DUBER, CURRENT EUROPA DIRECTOR, PAUL J. DeMATTIA, PREVIOUS EUROPA DIRECTOR, ROGER A. SMITH
These slides have been prepared in connection with the Committee's consent solicitation. The filings contain important information concerning the interests of the Committee members and other participants in the solicitation that you should read carefully. More information is available to the public free-of-charge at www.sec.gov.